# 蛋氨酸脑啡呔（MENK）新药合作补充协议

# Supplementary Agreement on New Drug Methionine-Enkephalin Cooperation

2012年10月 [illegible]
药品监督管理局的认可。

In October, 2012, Hubei Qianjiang Pharmaceutical Co., Ltd (a Chinese listed company) and TNI Biotech, Inc. (an American company) signed *Cooperation Agreement on New Drug Methionine Enkephalin* in Qianjiang, Hubei Province, China. In February, 2013, Hubei Qianjiang Pharmaceutical Co., Ltd (hereinafter referred to as "Qiajiang Pharmaceutical") and TNI Biotech, Inc. (hereinafter referred to as "TNI Biotech") signed *Supplementary Cooperation Agreement on New Drug Methionine Enkephalin* in America. TNI Biotech has established a great deal of studies since signed the agreements, including basic studies such as pharmaceutical studies, pharma-toxicology studies, clinical trials and new-developed indictions. Such trials work smoothly, and several results have got the approval of the Food and Drug Administration.

[illegible]

According to the reports of TNI Biotech, TNI Biotech has established phase I and II clinical trials as used for pancreatic cancer, and joined FDA meeting in August, 2013. In the meeting, FDA approved TNI Biotech in following aspects: developing MENK as lyophilized power and with administration route of i.v.; approving phase I and II clinical results; holding meeting on End of Phase II and determination of Phase III in America

{00293177.RTF.1}

after TNI Biotech complement pharmaceutical studies and pharma-toxicology studies on MENK; evaluating the basic studies and trials by TNI Biotech on MENK as used for treating liver cancer.

!fU §fiJ7'Jit, 1i'A Uf ff*U Fi X fd' 0EJJ.atm §-&Ht,27:k:iTTT m :tm WtlllJffD *Fi - Fi ITTffi %I . 7 81M3 *-7'Jj MmKfr 8ll /lli l *i:r\%Ex:! 1:1iJf 3ff Ift, X lJ i'JllE:

To date, Hubei Qianjiang Pharmaceutical Co., Ltd has established great of marketing research, and pre-trials on pharmaceutical and pharma-toxicology studies which got positive results. In order to accelerate clinical trials in both America and China and many other researches and developments, both parties agree:

1. Jl.t1PJ6 )J MENK fr 8lwJfFi $t¥1'1tfl'fi%. 1/ili1*i:r\¥t Ift, 1Ji)]H)]·б<. ;:/IE ' 1f¥I*UFi rPJ :fJ'gmIE ft ¥I:AJ6 )J'&E 1£。*1/fiiYJ·iS<.'.::t. xJ§ 1-t-jj lil1f ¥I*U Fi J6 18E1£ttA p, TIB '.::i:. *OEJ 7J MmK fr B1ttM $ /t f tfi- 81 :g: i'lf n m *4, fi ß fD PX*, LIf!Ti-at!'BJ, Ti fJ ffl, :JJo'R rm §8!ti:it!:;

mlEft '&:1£81ftffl' lilIf ff*UFi1Jt 1**5t'.::l:.!:J TNI '.:l:.tm li*OEJ :Jt:z f)t;'.::l:. ¥;ft;

1 Immediately start basic studies on NDA and clinical trials in China. According to the previous agreements, Qianjiang Pharmaceutical infuse start-up money into co-administration account. After this Supplementary Agreement come into effective, Qianjiang Pharmaceutical shall infuse start-up money into co-administration account within 1 month, while TNI Biotech provide all its research materials, data, and results in America to Qianjiang Pharmaceutical when MENK is being applied for registration in China, to which contribute time, cost, and improvement of projects.

The any expenditure from the co-administrative account, should be approved by by Mr Ye Jige, Qianjiang pharmaceutical, and Mr Shan Fengping TNI biotech.Inc .. authorized by Noreen Griffin, United States.

2. t-Elf ¥I*lJ Fj MENK fr ttM $1 wJf Fi 8lrllE ' TNI '.:l:.tm li*O ij 'li:.tiFtj f3 *Jl at:it!:ff ti* J ' MENK fr rijf38lii:wJf:ittml.f0 PX*7C fWE.!=J lf¥I*UFi ¥. 3f ft 7'Jfr ¥1:M $1 8li:r\%l;&B:

{00293177.RTF.1}

2 During the registration of MENK in China, TNI Biotech should assign specialists to conduct at any time when needed, and spare with Qianjiang Pharmaceutical its latest developments and results in America, which will be used for requesting registration approval in China.

3. f& th!i IIJ TNI '.±.iiDH: *OPJ 1± 00 8'JfiJf 1L a . 1ff iMF0P1E1± 00 $i ff:

MB- $1JE[PJ IIJ -¥3Io

3.Based on the trial results of TNI Biotech in US, Qianjiang pharmaceutical apply for corresponding trial in China.

4.x,:Z:1J1ftl !E1 im li'$' ttt ltx 1 '.±.tz:ttt11t)§ ' MENK I± IIJA: Mi 8I'.±.tz:5fD!f i§: 83 ii fff!Ju Fifit L

4. . Both parties agree that production and sales of MENK in China will be ONLY in the charge of Qianjiang Pharmaceutical after get the manufacturing approval.

5.*f :ftUJiX PDF Jt*r:l§Jrn llt:ff J:, §xJ lJ 1.ic **zB 7@'.±J:.

5. This amendment will be going to effect after signature by two parties through exchanging PDF text e-mail.

| | |
|---|---|
| y/;)j Ui¥If!J u FiRx fo':ff R0PJ | TNI '.±.ii!J1*1f R0PJ |
| Hubei Qianjiang Pharmaceutical Co., Ltd. | TNI Biotech, Inc. |
| 叶继革先生 | Noreen McGurrin Griffin ± |
| Mr. Ye Jige | Ms. Noreen McGurrin Griffin |

# 合作□□
# ADDENDM TO
# VENTURE COOPERATION
# Signed October 18, 2012

## 关于
## ON

## 蛋氨酸□啡□新□
## NEW DRUG METHIONINE ENKEPHALIN

**Dated February 24, 2013**

达成于
**Between**

湖北潜江制□股份有限公司
**HUBEI QIANJIANG PHARMACEUTICAL CO., LTD.**

和
**And**

TNI 生物技□有限公司
**TNI BIOTECH, INC.**

本合作□□（下称"□□"）达成于：

This amendment (the "Amendment") is made by Hubei Qianjiang Pharmaceutical Co., Ltd and TNI BioTech, parties to the agreement dated October 18, 2012 dated (the "Agreement").

湖北潜江制□股份有限公司一家根据中□人民共和国（下称"中国"）法律成立的股份有限公司，其注册地点□中国湖北省潜江市章□南路特 1 号，□政□□ 433133，在此正式授□叶□革先生□代表人。

Hubei Qianjiang Pharmaceutical Co., Ltd., a company established under the laws of the People's Republic of China (hereinafter referred to as "China" or the "PRC"), having its registered office at A1 Zhanghua South Road, Qianjiang City, Hubei Province 433133, PRC, represented by Mr. Ye Jige, duly empowered for the purpose hereof,

下称"甲方"
hereinafter referred to as "Party A",

一方
ON THE ONE HAND

和
And

TNI Biotech, Inc.（下称"乙方"），一家根据美利坚合众国（下称"美国"）佛罗里达州法律成立的股份有限公司，其注册地点为 6701 Democracy Blvd. Suite 300Bethesda, MD 20817 美国，在此正式授权 Noreen McGurrin Griffin 女士为代表人。

TNI Biotech, Inc. ("Party B"),, a company established under the laws of the State of Florida of the United States of America, having its registered office at 6701 Democracy Blvd. Suite 300 Bethesda, MD 20817, USA, represented by Ms. Noreen McGurrin Griffin, duly empowered for the purpose hereof,

另一方
ON THE SECOND HAND

甲方和乙方在以下□独提及□称□"一方"，同□提及□称□"各方"
Party A and Party B are hereinafter referred to individually as a "Party" and collectively as the "Parties".

鉴于 WHEREAS

(i) 甲方□有合法投□、生□及□售□品的□□；

Party A is legally qualified to invest, produce and distribute pharmaceuticals;

(ii) 乙方□有蛋氨酸□啡□（下称"MEK"）原料及□干□的生□技□，包括但不限于乙方□有的□利，乙方通□□可□得的□利使用□且□已□得□等□利的再□可□，乙方的□有技□（下称"MEK 技□"）；
Party B owns technologies for the production of raw material and lyophilized injection of methionine enkephalin ("MEK"), including but not limited to Party B's own patents, Party B's licenses under patent licensing agreements and Party B's know-how (the "MEK Technologies").

(iii) 双方愿意按本□□□定的条件和条款□行合作，以使甲方□得 MEK 技□在中国境内之独家□可□，并□得中国国家食品□品□督管理局（下称"SFDA）□□的国家一□新□ MEK 原料及□干□新□□□（下称"新□□□"）及生□批件（下称"生□批件"）（下称"合作"）

The parties have agreed to expand the clinical trials from pancreatic to both pancreatic and liver cancer

(iv) Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this amendment and the Agreement or any earlier amendment, the terms of this amendment will prevail.

**Execution page**
□ 署 □

**TNI 生物技□有限公司**
**TNI Biotech, Inc.**

**Noreen McGurrin Griffin 女士**
**Ms. Noreen McGurrin Griffin**

**/s/ Ms. Noreen McGurrin Griffin**

**湖北潜江制□股份有限公司**
**Hubei Qianjiang Pharmaceutical Co., Ltd.**

**叶□革先生**
**Mr. Ye Jige**

**/s/ Mr. Ye Jige**

Strategic Framework Agreement for Cooperation

# 战略合作框架协议书



**Between the Zhongzhu Group**

珠海中珠集团股份有限公司

**And the**

**TNI BIOTECH,INC.USA**

二零一二年十月

本战略合作框架协议书（以下简称"本协议"）于2012年10月9日由以下各方在武汉潜江签订：

This Strategic Framework Agreement for Cooperation (the "Agreement") by and between Zhongzhu Group ("Party A") and TNI BioTech, Inc. ("Party B") signed on the date 9 Oct 2012 in Qiangjiang, Wuhan

武汉中珠集团股份有限公司（以下简称：中珠集团）是1991年在中国成功改制的大型集团公司，目前产业板块包括房地产投资及开发、矿产资源的投资及开发、医药及金融领域的投资；

[illegible]

TNI Biotech，Inc.(以下简称：TNI) 是在美国合法注册成立的公众公司，致力于研究及开发治疗艾滋病和免疫缺陷的药物及技术。

TNI Biotech，Inc.(以下简称：TNI) is a registered public company in the USA, focuses on the infectious disease market by offering compounds for the acquired immunodeficiency syndrome. It engages in the research activities directed towards the study of MENK, a cytokine hormone produced by the immune system.

[illegible]

Whereas the genuine desire of the two companies to establish a long-term relationship of cooperation in product development & sales, strategic improvement, financing and etc. have agreed to the following:

第一条、中珠集团与TNI合作宗旨

**Section I: Purpose of Cooperation**

1.1 [illegible]

[illegible]

1.2 本协议将在充分发挥双方优势，共同进行产品开发及市场开拓。

This Agreement focuses on establishing further cooperation in new products R&D and market development based on both parties' advantages.

第二条、中珠集团与TNI的战略合作内容

**Section II: Topics of Cooperation**

2.1 共同投资开发治疗HIV、癌症及免疫相关疾病的药品及技术；

[illegible] R&D and [illegible] products focusing on HIV, cancer and [illegible] immune-related diseases.

2.2 中珠集团与作TNI在中国设立医药产品制造加工中心；

Develop [illegible] manufacturing facilities in China.

2.3 中珠集团所属公司受托为TNI在非洲所销售医药产品的生产加工基地；中珠集团所属产品由TNI策划在非洲推广销售；

Develop co-ventured distribution of the Parties' products in China and Africa.

2.4 TNI提供医药领域以外的高技术产品在中国共同开发并生产上市；

Develop co-ventures [illegible] other technology products, and other ventures that the parties mutually agree to pursue.

2.5 中珠集团与TNI加强信息和技术交流。

Both Parties will share technology and information to pursue this mutual cooperation.

第三条、中珠集团与TNI合作模式

Section III – Model of Cooperation

[illegible]

[illegible]

[illegible]

[illegible]

第四条、保密条款

Section IV – Confidential Information

4.1 未经一方许可，任何一方不得向第三方提供与战略合作相关的任何技术资料、商业信息等

It is agreed by the Parties that there shall be no disclosure of any information concerning any provision of the agreement.

4.2 因一方泄露保密信息而给另一方造成损失的，泄密方应承担另一方因此而遭受的所有损失。

Any Party in breach of this confidential term shall bear all the loss to the other Party

第五条、生效和其他

Section V – Effective and Others

5.1 在协议有效期内，中珠集团指定夏丹为其项目联系人，TNI 指定单风平为其项目联系人。一方变更项目联系人的，应当及在 15 个工作日之内以书面形式通知另一方。

[illegible]

甲方指定 XIADAN 为甲方之项目联系人：

[illegible]

乙方指定单风平先生为乙方之项目联系人：

[illegible]

5.2 本协议一式两份，签约双方各执一份。

There are two copies to sign, and each party hold one signed document.

5.3 本协议由双方授权代表签字并加盖公章后生效

In witness whereof, this agreement has been duly executed by the parties after both parties signature and chop.

| | |
|---|---|
| 珠海中珠集团股份有限公司 | TNI Biotech、Inc. USA |
| 代表： | 代表： |
| 年　月　日 | 年　月　日 |